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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of
                              1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                     UST Private Equity Investors Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
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                     UST Private Equity Investors Fund, Inc.

                              114 West 47/th/ Street
                          New York, New York 10036-1532

Dear Shareholder:

       We recently mailed you proxy materials related to liquidation of the UST Private Equity Investors Fund, Inc. (the "Company"). The Special Meeting of the shareholders of the Company was adjourned and will be reconvened on January 21, 2004. The approval of the Plan of Liquidation and Dissolution of the Company requires the vote of 66.7% of the total shares, so every vote is critical. As of January 5, on the proposals to sell the remaining non-cash assets and liquidate the Company, we have received 22,893 (56.6%) votes in favor, no votes against and 270 (1.2%) votes to abstain. Your vote on this important issue has not yet been received.

We encourage you to vote by telephone today to have your vote recorded promptly. To vote by phone simply dial 1-800-690-6903 and use the control number from the enclosed proxy card when prompted. You may also cast your vote by mail by completing the proxy card and returning it in the postage-prepaid envelope provided.

For the reasons set forth in the proxy materials previously delivered to you, the Company's Board of Directors unanimously recommends a vote in favor of the proposals.

If you need another copy of the Fund's Proxy Statement, please contact Jim Rorer at (203) 352-4477.

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.